LOANS AND BORROWINGS	12 Months Ended
Dec. 31, 2025
Loans And Borrowings
LOANS AND BORROWINGS

14.	LOANS AND BORROWINGS

In June 2025, the Company’s US subsidiary amended the credit facility, which is secured by the US subsidiary’s interests in the Tishomingo Field. The credit facility, which is now held by a bank syndicate that includes both BOK Financial and Arvest Bank, expires in June 2029 and is intended to fund the drilling of the Caney wells in the Tishomingo Field. The payments on the credit facility are interest only until the June 2029 maturity.

The borrowing base of the credit facility was increased from $50.0 million to $65.0 million and the Company has an available borrowing capacity of $15.5 million at December 31, 2025. The credit facility is subject to a semi-annual review and redetermination of the borrowing base. The credit facility was redetermined in October 2025 at the same $65 million borrowing capacity and the next redetermination will be in the second quarter of 2026. Future commitment amounts will be subject to new reserve evaluations and there is no guarantee that the size and terms of the credit facility will remain the same after the borrowing base redetermination. Any redetermination of the borrowing base is effective immediately and if the borrowing base is reduced, the Company has six months to repay any shortfall.

The credit facility has two primary quarterly debt covenants. One covenant requires the US subsidiary to maintain a positive working capital balance which includes any unused excess borrowing capacity and excludes the fair value of commodity contracts, the current portion of long-term debt (the “Current Ratio”). The second covenant ensures the ratio of outstanding debt and long-term liabilities to a trailing twelve month adjusted EBITDAX amount (the “Maximum Leverage Ratio”) be no greater than 3 to 1 at any quarter end. Adjusted EBITDAX is defined as net income excluding interest expense, depreciation, depletion and amortization expense, and other non-cash and non-recurring charges including severance, share based compensation expense and unrealized gains or losses on commodity contracts. If a covenant is not met, this would be an event of default and the loan would be repayable on demand.

The Company was in compliance with both covenants for the quarter ended December 31, 2025. At December 31, 2025, the Current Ratio of the US Subsidiary was 1.08 to 1.0 and the Maximum Leverage Ratio was 1.20 to 1.0 for the three months ended December 31, 2025. The Company was in compliance with both covenants for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025.

At December 31, 2025, loans and borrowings of $49.5 million (December 31, 2024: $33.5 million) are presented net of loan acquisition costs of $0.7 million (December 31, 2024: $0.2 million). The average interest rate on the credit facility, which is calculated as SOFR plus a sliding scale credit spread, was 7.9% and 8.9% for the years ended December 31, 2025 and 2024, respectively.